UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2020

INMUNE BIO INC.
(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1200 Prospect Street, Suite 525 La Jolla, CA 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 964 3720

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	INMB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Pursuant to an agreement (the “Research Grant Agreement”), dated February 4, 2020, between The Amyotrophic Lateral Sclerosis (ALS) Association and INmune Bio, Inc. (the “Company”), the Company was awarded a $500,000 grant, to be paid to the Company in tranches. The Research Grant Agreement was awarded to the Company to fund a study of the efficacy of XPro1595 to reverse ALS in vitro and to fund a study of the efficacy of XPro1595 to protect against ALS model phenotypes in vivo.

The Research Grant Agreement provides for an initial term of 24 months, and provides for certain restrictions, including a provision which states that the Company may not spend more than 10% of the Award on indirect costs or overhead allocations. The Research Grant Agreement provides for customary representations and warranties by the Company, including but not limited to confidentiality and termination provisions.

The ALS Association will pay $300,000 of the grant in February 2020, $100,000 of the grant in February 2021 and $100,000 of the grant in August 2021, subject to the Company providing the ALS Association certain research progress reports and grant expenditure reports pursuant to the due dates provided by the Research Grant Agreement.

The foregoing is a brief description of the material terms of the Award Agreement and the Award and is qualified in its entirety by reference to the Award Agreement which is filed as Exhibit 10.1 hereto.

Item 7.01 Regulation FD Disclosure

On February 10, 2020, the Company issued a press release announcing the receipt of the Award. A copy of the press release is attached as Exhibit 99.1 hereto.

The information contained in this Current Report on Form 8-K under Item 8.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K under Item 8.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report under Item 8.01 constitutes material investor information that is not otherwise publicly available

Item 9.01 Financial statements and Exhibits

(d) Exhibits.

The exhibits listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
10.1	Award Agreement dated as of February 4, 2020
99.1	Press Release dated February 10, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMUNE BIO INC.

Date: February 10, 2020	By:	/s/ David Moss
David Moss
Chief Financial Officer

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